                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 March 18, 1999
                                 --------------
                Date of Report (Date of earliest event reported)

                         HEARST-ARGYLE TELEVISION, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in its Charter)



     Delaware                      000-27000                         74-271753
-----------------------     ------------------------    ---------------------------------
(State of Organization)     (Commission File Number)    (IRS Employer Identification No.)
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                               888 Seventh Avenue
                            New York, New York 10106
                            ------------------------
        (Address of Registrant's Principal Executive Office) (Zip Code)

                                 (212) 887-6800
                                 --------------
              (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets.
        ------------------------------------

     On March 18, 1999, Hearst-Argyle Television, Inc. (the "Company") completed its acquisition of the television and radio broadcast business operations of Pulitzer Publishing Company, a Delaware corporation ("Pulitzer"), pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of May 25, 1998, by and among the Company, Pulitzer and Pulitzer Inc., a Delaware corporation and wholly-owned subsidiary of Pulitzer ("New Pulitzer"). The transaction was approved by the Company's stockholders at a special meeting held on March 17, 1999. In connection with the Merger, Pulitzer transferred to New Pulitzer all of Pulitzer's assets (other than broadcasting assets) and the net proceeds of $700 million of new debt after the satisfaction of certain liabilities (the "New Debt"), subject to all liabilities of Pulitzer (other than broadcasting liabilities, the New Debt and certain other obligations), and distributed shares of capital stock of New Pulitzer to Pulitzer's stockholders. Immediately thereafter, Pulitzer (with its remaining television and radio broadcast assets and liabilities, the New Debt and certain other obligations) was merged with and into the Company, with the Company being the surviving corporation in the merger (the "Merger").

     In the Merger, each share of Pulitzer common stock, par value $.01 per share, and Class B common stock, par value $.01 per share, was converted into the right to receive 1.63914877 shares of the Company's Series A Common Stock, par value $.01 per share ("Company Series A Common Stock"). The aggregate number of shares of Company Series A Common Stock issued pursuant to the Merger was 37,096,774. In addition, the Company repaid the New Debt immediately after the Merger with proceeds from a borrowing under an existing credit facility of the Company.

     Prior to the Merger, Pulitzer owned or leased certain plant, equipment and other physical property, which were used in the conduct of its television and radio broadcast business. The Company intends to continue to use such assets for substantially the same business purposes as used by Pulitzer.

     Copies of the Company's press releases announcing approval of the Merger by the Company's stockholders and the consummation of the Merger are attached hereto as Exhibits 99.1 and 99.2.


Item 7. Financial Statements and Exhibits.
        ---------------------------------

     (a) Financial statements of businesses acquired.

     It is impracticable to file with this Form 8-K the financial statements and pro forma financial information required with respect to the Merger. Such financial statements and pro forma financial information will be filed by amendment to this Form 8-K as soon as practicable and, in any event, within 60 days after the required filing date for this Form 8-K.

     (b) Pro forma financial information.

     See Item 7(a) above.

     (c) Exhibits.

          2.1 Amended and Restated Agreement and Plan of Merger, including certain exhibits thereto, dated as of May 25, 1998, by and among Pulitzer Publishing Company, Pulitzer Inc. and Hearst-Argyle Television, Inc. (incorporated by reference to the Company's Current Report on Form 8-K dated January 20, 1999).

          99.1 Press Release of Hearst-Argyle Television, Inc., dated March 17, 1999.

          99.2 Press Release of Hearst-Argyle Television, Inc., dated March 18, 1999.

                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              HEARST-ARGYLE TELEVISION, INC.


                              By: /s/ Dean H. Blythe
                                 ----------------------------------------------
                                 Dean H. Blythe
                                 Senior Vice President - Corporate Development,
                                  Secretary and General Counsel


Date:  March 26, 1999

                                 EXHIBIT INDEX

Exhibit No.    Exhibit
----------     -------

   2.1 Amended and Restated Agreement and Plan of Merger, including certain exhibits thereto, dated as of May 25, 1998, by and among Pulitzer Publishing Company, Pulitzer Inc. and Hearst-Argyle Television, Inc. (incorporated by reference to the Company's Current Report on Form 8-K dated January 20, 1999).

  99.1         Press Release of Hearst-Argyle Television, Inc., dated March
               17, 1999.

  99.2         Press Release of Hearst-Argyle Television, Inc., dated March
               18, 1999.